Related Party Liability	12 Months Ended
Dec. 31, 2020
Related Party Liability [Abstract]
RELATED PARTY LIABILITY

NOTE 6 - RELATED PARTY LIABILITY

According to ASC 480, “Distinguishing Liabilities From Equity,” a financial instrument that embodies an unconditional obligation, or a financial instrument other than an outstanding share that embodies a conditional obligation, that the issuer must or may settle by issuing a variable number of its equity shares shall be classified as a liability if, at inception, the monetary value of the obligation is based solely or predominantly on a fixed monetary amount known at inception. These liabilities are measured subsequently at fair value with changes in fair value recognized in earnings.

The Company analyzed the instrument’s provisions and concluded that it meets the above ASC 480 criteria and therefore accounted the expected future payment under the APA in accordance with ASC 480.

As of December 31, 2019, the Company recorded a Related Party Liability in an amount of $17.8 million, which represents the fair value of the shares that have been issued to Nanox PLC, based on the last financing round of the Company.

During January 2020, subject to entering into a share purchase agreement in the aggregate amount of at least $6 million, and a pre-money valuation of more than $100 million, the Nanox IL’s Board approved the issuance and allotment of 1,109,245 ordinary shares to Nanox PLC with the purchase price of $12.00 per share, which reflects a discount of 25% from the price of the last financing round of the Company. As a result, on January 30, 2020 the related party liability was settled into equity.